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                                                                Exhibit 3.6

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

     This Amendment ("Amendment") to the Registration Rights Agreement
(the "Registration Rights Agreement"), dated as of June 22, 1997 among ECO Holdings III Limited Partnership, Polish Investments Holdings L.P., Roger
M. Freedman, The Cheryl Anne Chase Marital Trust, Steele LLC, the AESOP Fund, L.P. and @Entertainment, Inc. is made this 9th day of July, 1997.


                                  WITNESSETH:


     WHEREAS, Section 5(f) the Registration Rights Agreement permits this Amendment to be made in a writing signed by all of the parties to the Registration Rights Agreement;


     WHEREAS, the undersigned are all of the parties to the Registration Rights Agreement; and


     WHEREAS, the undersigned agree that the Registration Rights Agreement should be amended as set forth herein.


     THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:


     1. Section 2(a)(i)(D) of the Registration Rights Agreement is amended by deleting the phrase "prior to the third anniversary of this Agreement" and substituting therefor the phrase "prior to March 29, 1999."


     2. Except as amended by paragraph 1 of this Amendment, all the terms and provisions of the Registration Rights Agreement in effect on the date hereof are hereby ratified and confirmed.
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3.   This Amendment may be executed in counterparts so that upon execution of counterparts by all of the parties to the Registration Rights Agreement this Amendment shall be in full force and effect.


     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first above written.



                                @ENTERTAINMENT, INC.,
                                a Delaware corporation


                                           /s/ Robert E. Fowler, III
                                      By:  -------------------------------
                                    Name:  Robert E. Fowler, III
                                    Title: Chief Executive Officer

                                POLISH INVESTMENTS HOLDING L.P.,
                                a Delaware limited partnership


                                By: CHASE POLISH ENTERPRISES, INC.,
                                    a Delaware corporation

                                    MANAGING GENERAL PARTNER


                                           /s/ Cheryl A. Chase
                                      By:  -------------------------------
                                    Name:  Cheryl A. Chase
                                    Title: Executive Vice President


                                ECO HOLDINGS III LIMITED PARTNERSHIP,
                                a Delaware limited partnership

                                By: ADVENT ECO III L.L.C., GENERAL PARTNER

                                By: GLOBAL PRIVATE EQUITY II LIMITED
                                    PARTNERSHIP, MEMBER

                                By: ADVENT INTERNATIONAL LIMITED PARTNERSHIP,
                                    GENERAL PARTNER



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                                   By: Advent International Corporation, general
                                       partner

                                       /s/ Janet L. Hennessy
                                  By:  -------------------------------
                                       Name: Janet L. Hennessy
                                       Title: Vice President


                                   THE AESOP FUND, L.P.,
                                   a Delaware limited partnership

                                   BY: CAPITOL INVESTORS G.P.
                                       a _________ ____________ partnership

                                       MANAGING GENERAL PARTNER


                                       /s/ Duff Kennedy
                                  By:  -------------------------------
                                       Name:  Duff Kennedy
                                       Title: Chairman

                                    /s/ Roger M. Freedman
                                    -------------------------------------
                                    Roger M. Freedman

                                    STEELE LLC, a Connecticut limited liability company


                                   By: /s/ Richard B. Steele
                                       ------------------------------------
                                       Name: Richard B. Steele
                                       Title: Managing Member

                                    THE CHERYL ANNE CHASE MARITAL
                                    TRUST, a Connecticut trust


                                   By: /s/ Cheryl A. Chase
                                       ------------------------------------
                                       Name: Cheryl A. Chase
                                       Title: Trustee, and not individually or
                                              in any other capacity.


                                   By: /s/ Kenneth Musen
                                       ------------------------------------
                                       Name: Kenneth Musen
                                       Title: Trustee, and not individually or
                                              in any other capacity.




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